State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

Contents
- --------
Quick Reference..........................................    i
for easy issue and factor information

Payment Summary..........................................    1
for payment summary information

Payment Detail...........................................    2
for detailed payment information

Factor Sheet.............................................    3
for detailed factor information

Delinquency Status.......................................    4
for delinquency and related information

Credit Enhancement Summary...............................    5
for security credit support & collateral information

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  September 15, 1996

Quick Reference
- ---------------
                 Interest Interest Principal  Interest  Prepayment Certificate
Class   CUSIP     Rate %    Type   Distribu-  Distribu-   Penalty     Factor
                                      tion        tion      Fees
Regular
- -------
A-1   36228CAA1  7.02000%   fixed   2.70507    5.77271    0.00000  0.98408340
A-2   36228CAB9  7.41000%   fixed   0.00000    6.17500    0.00000  1.00000000
B     36228CAC7  7.51000%   fixed   2.20679    6.19088    0.00000  0.98701527
C     36228CAD5  7.74000%   fixed   2.20679    6.38048    0.00000  0.98701527
D     36228LAE3  7.85000%   fixed   2.20679    6.47116    0.00000  0.98701527
E        N/A     7.85000%   fixed   2.20679    6.47116    0.00000  0.98701527
F        N/A     7.85000%   fixed   2.20679    6.47116    0.00000  0.98701528
G        N/A     7.85000%   fixed   0.00000    6.53440    0.00000  1.00000000
X-1*  36228CAF0  0.69677% variable  0.00000    0.57439    0.00000  0.98701527
X-2*  36228CAG8  1.53090% variable  0.00000    1.20998    0.00000  0.94639961
X-3*  36228CAH6  0.01000%   fixed   0.00000    0.00790    0.00000  0.94639961
R        N/A     0.00000%    N/A    0.00000    0.00000    0.00000  0.00000000


*  Based on Notional Balance


Account Administrator:  William T. Oberlies  617/664-5420
Account Officer:  Jim Byrnes  617/664-5409
Street Connection:  (factor and rate by cusip) 617/664-5500
Street Fax:  (secondary market reports)  617/664-5600

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  September 15, 1996

Principal Distribution Detail
- -----------------------------
         Scheduled                         Additional
         Principal    Principal  Realized   Expense   Unscheduled      Net
Class   Distributed  Prepayments  Losses    Losses    Adjustments  Distribution

A-1     $889,427.85     $0.00     $0.00      $0.00       $0.00     $889,427.85
A-2           $0.00      0.00      0.00       0.00        0.00            0.00
B        $60,919.05      0.00      0.00       0.00        0.00       60,919.05
C        $54,826.27      0.00      0.00       0.00        0.00       54,826.27
D        $54,826.27      0.00      0.00       0.00        0.00       54,826.27
E        $48,737.88      0.00      0.00       0.00        0.00       48,737.88
F        $60,919.04      0.00      0.00       0.00        0.00       60,919.04
G             $0.00      0.00      0.00       0.00        0.00            0.00
X-1*          $0.00      0.00      0.00       0.00        0.00            0.00
X-2*          $0.00      0.00      0.00       0.00        0.00            0.00
X-3*          $0.00      0.00      0.00       0.00        0.00            0.00
R             $0.00      0.00      0.00       0.00        0.00            0.00
Total  1,169,656.37      0.00      0.00       0.00        0.00    1,169,656.37


*  Based on Notional Balance

Interest Distribution Detail
- ----------------------------
                   Prepayment Interest  Prior                Prepay-  Remaining
        Accrued     Interest  Adjust-  Unpaid   Distributed    ment    Unpaid
Class   Interest   Shortfall   ment** Interest   Interest    Premiums  Interest

A-1   $1,898,067.89   0.00       0.00   $0.00  $1,898,067.89   0.00      $0.00
A-2     $458,438.32   0.00       0.00    0.00    $458,438.32   0.00      $0.00
B       $170,900.82   0.00       0.00    0.00    $170,900.82   0.00      $0.00
C       $158,518.78   0.00       0.00    0.00    $158,518.78   0.00      $0.00
D       $160,771.63   0.00       0.00    0.00    $160,771.63   0.00      $0.00
E       $142,918.15   0.00       0.00    0.00    $142,918.15   0.00      $0.00
F       $178,638.01   0.00       0.00    0.00    $178,638.01   0.00      $0.00
G       $144,480.58   0.00    (160.55)   0.00    $144,320.03   0.00   ($160.55)
X-1*    $261,627.18   0.00       0.00    0.00    $261,627.18   0.00      $0.00
X-2*    $668,044.80   0.00       0.00    0.00    $668,044.80   0.00      $0.00
X-3*      $4,363.75   0.00       0.00    0.00      $4,363.75   0.00      $0.00
R             $0.00   0.00       0.00    0.00          $0.00   0.00      $0.00
Total $4,246,769.91  $0.00   ($160.55)  $0.00  $4,246,609.36  $0.00   ($160.55)

*   Based on Notional Balance
**  Interest Adjustment due to Additional Trust Expense

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  September 15, 1996

Principal Distribution per Certificate
- --------------------------------------
                                        Additional
       Principal   Principal  Realized   Expense    Unscheduled      Net
Class Distributed Prepayments  Losses     Losses    Adjustments  Distribution

A-1     2.70507     0.00000    0.00000    0.00000     0.00000      2.70507
A-2     0.00000     0.00000    0.00000    0.00000     0.00000      0.00000
B       2.20679     0.00000    0.00000    0.00000     0.00000      2.20679
C       2.20679     0.00000    0.00000    0.00000     0.00000      2.20679
D       2.20679     0.00000    0.00000    0.00000     0.00000      2.20679
E       2.20679     0.00000    0.00000    0.00000     0.00000      2.20679
F       2.20679     0.00000    0.00000    0.00000     0.00000      2.20679
G       0.00000     0.00000    0.00000    0.00000     0.00000      0.00000
X-1*    0.00000     0.00000    0.00000    0.00000     0.00000      0.00000
X-2*    0.00000     0.00000    0.00000    0.00000     0.00000      0.00000
X-3*    0.00000     0.00000    0.00000    0.00000     0.00000      0.00000
R       0.00000     0.00000    0.00000    0.00000     0.00000      0.00000

*  Based on Notional Balance

Interest Distribution per Certificate
- -------------------------------------
                    Pre-
                  payment   Interest   Prior    Distri-     Pre-    Remaining
         Accrued  Interest  Adjust-    Unpaid    buted    payment    Unpaid
Class   Interest  Shortfall  ments    Interest  Interest  Premiums  Interest

A-1      5.77271   0.00000   0.00000   0.00000   5.77271   0.00000   0.00000
A-2      6.17500   0.00000   0.00000   0.00000   6.17500   0.00000   0.00000
B        6.19088   0.00000   0.00000   0.00000   6.19088   0.00000   0.00000
C        6.38048   0.00000   0.00000   0.00000   6.38048   0.00000   0.00000
D        6.47116   0.00000   0.00000   0.00000   6.47116   0.00000   0.00000
E        6.47116   0.00000   0.00000   0.00000   6.47116   0.00000   0.00000
F        6.47116   0.00000   0.00000   0.00000   6.47116   0.00000   0.00000
G        6.54167   0.00000  -0.00727   0.00000   6.53440   0.00000  -0.00727
X-1*     0.57439   0.00000   0.00000   0.00000   0.57439   0.00000   0.00000
X-2*     1.20998   0.00000   0.00000   0.00000   1.20998   0.00000   0.00000
X-3*     0.00790   0.00000   0.00000   0.00000   0.00790   0.00000   0.00000
R        0.00000   0.00000   0.00000   0.00000   0.00000   0.00000   0.00000

*  Based on Notional Balance

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  September 15, 1996

Payment Summary
- ---------------
                                                     Additional
             Beginning       Principal    Realized    Expense
Class         Balance         Payable      Losses      Losses

Regular

A-1       324,456,050.15    $889,427.85     $0.00       $0.00
A-2        74,241,023.00          $0.00     $0.00       $0.00
B          27,307,721.41     $60,919.05     $0.00       $0.00
C          24,576,555.45     $54,826.27     $0.00       $0.00
D          24,576,555.45     $54,826.27     $0.00       $0.00
E          21,847,360.03     $48,737.88     $0.00       $0.00
F          27,307,721.50     $60,919.04     $0.00       $0.00
G          22,086,204.00          $0.00     $0.00       $0.00
X-1*      450,581,350.05          $0.00     $0.00       $0.00
X-2*      523,649,541.05          $0.00     $0.00       $0.00
X-3*      523,649,541.05          $0.00     $0.00       $0.00
R                   0.00          $0.00     $0.00       $0.00
TOTAL     546,399,190.99  $1,169,656.37     $0.00       $0.00




              Interest         Total           Ending
Class         Payable         Payment**        Balance

Regular

A-1        $1,898,067.89    $2,787,495.74  323,566,622.30
A-2          $458,438.32      $458,438.32   74,241,023.00
B            $170,900.82      $231,819.87   27,246,802.36
C            $158,518.78      $213,345.05   24,521,729.18
D            $160,771.63      $215,597.90   24,521,729.18
E            $142,918.15      $191,656.03   21,798,622.15
F            $178,638.01      $239,557.05   27,246,802.46
G            $144,320.03      $144,320.03   22,086,204.00
X-1*         $261,627.18      $261,627.18  449,576,176.87
X-2*         $668,044.80      $668,044.80  522,518,367.07
X-3*           $4,363.75        $4,363.75  522,518,367.07
R                  $0.00            $0.00            0.00
TOTAL      $4,246,609.36    $5,416,265.73  545,229,534.62


*Based on Notional Balance
**Includes Prepayment Penalty Fees and Prior Unpaid Interest

Disclaimer Notice
- -----------------
Notice: This report has been prepared by or based on information furnished to State Street Bank and Trust Company ("State Street") by one or more third parties (e.g., Servicer, Master Servicer, etc.). State Street shall not have and does not undertake responsibility for the accuracy or completeness of information provided by such third parties, and makes no representation or warranty with respect to the accuracy or completeness thereof or the sufficiency thereof for any particular purpose. State Street has not independently verified information received from third parties, and shall have no liability for any inaccuracies therein or caused thereby.

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  September 15, 1996

Delinquency Statistics

Loans Delinquent
- ----------------
 One Month    Two Months  Three + Months   Foreclosures   Specially Serviced
     0             0             0               0                0



Delinquent Loans APB
- --------------------
 One Month    Two Months  Three + Months   Foreclosures   Specially Serviced
    0.00         0.00          0.00            0.00              0.00



Mortgage Loans that became an REOs during preceding calendar month
- ------------------------------------------------------------------
                            Scheduled Principal Balance    Unpaid Principal
                Date of       as of the Date of             as of date of
Loan Number   Acquisition        Acquisition                 Acquisition
    N/A           N/A               0.00                       0.00



Any REO Property included in the Trust at the close of business on the related Determination Date
- ---------------------------------------------------------------
Relevant REO Loan Number                    Book Value of any REO Property
         0                                               0.00

Aggregate amount of Net Operating Income and other revenues
collected by the Special Servicer with respect to such REO
Property during the related Prepayment Period
- -------------------------------------------------------------------------
                               0.00

Portion of the above amount collected by the Special Servicer included in the Available Distribution Amount for such
Distribution Date
- ----------------------------------------------------------------------
                               0.00


Any Mortgage Loan repurchased by Protective Life or otherwise liquidated or disposed of during the related Prepayment Period
- --------------------------------------------------------------
Relevant REO Loan Number
          0

Proceeds of any repurchase of a Mortgage Loan, Liquidation
Proceeds, and/or other amounts representing Principal Prepayments in Full, if any, received during the related Prepayment Period
- ------------------------------------------------------------------------
                               0.00

Portion of the above amount received that is included in the
Available Distribution Amount for such Distribution Date
- ----------------------------------------------------------------------
                               0.00



Any REO Property for which a Final Recovery Determination has been made
- -------------------------------------------------------------
 Mortgage                  Date of Final Recovery
Loan Number                     Determination
     0                             00/00/00

Amount of Proceeds and             Portion in Available Distribution
    other amounts                              Amount
- --------------------------------------------------------------------
        0.00                                    0.00

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  September 15, 1996

Aggregate of:
- ------------
Principal Balance of the Mortgage Loans                         546,399,191.07
at the close of business on the
Determination Date

Principal Prepayments(other                                               0.00
than Liquidation Proceeds)

Allocable Prepayment                                                      0.00
Interest Shortfalls

Servicing Compensation paid to or                                    68,299.90
retained by Servicer in respect of the
related Due Period

Servicing Compensation paid to or retained by Special                   160.55
Servicer in respect of the related Due Period

Servicing Advances and P&I                                        3,729,818.97
Advances made by the Servicer

Servicing Advances and P&I                                                0.00
Advances made by the Trustee

Amount of Interest to Holders reduced by                                  0.00
Losses, Shortfalls, and Appraisal
Reductions

Amount of Realized Losses and                                             0.00
Additional Expense Losses

Amount of any remaining Interest                                          0.00
Shortfalls for each Class stated
separately

Any action taken by the Servicer/Special Servicer                          N/A
regarding "due-on-sale" or "due-on-encumbrance" clause

Beginning Certificate Principal Balance                         546,399,190.99

Ending Certificate Principal Balance                            545,229,534.61

Amount of any Appraisal Reductions in effect during
related Due Period                                                        0.00



Appraisal Reductions Effected
- -----------------------------
Loan #           0          0          0           0          0             0
Amount         0.00       0.00        0.00       0.00        0.00         0.00



Collateral Information
- ----------------------
 Beginning       Number of       Ending
   Group           Loans          Group
 Loan Count      Paid Off      Loan Count
    234              0             234


      Beginning
       Aggregate             Principal           Ending Aggregate
  Principal Balance           Payments          Principal Balance
    546,399,191.07          1,169,656.37          545,229,534.70